UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report:  December 26, 2007
Date of Earliest Event Reported:  December 24, 2007

COMMSCOPE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12929 (Commission File Number)	36-4135495 (I.R.S. Employer Identification Number)
1100 CommScope Place, SE P.O. Box 339 Hickory, North Carolina 28602 (Address of principal executive offices)

Registrant’s telephone number, including area code: (828) 324-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

In accordance with the terms of the Agreement and Plan of Merger, dated as of June 26, 2007, among CommScope, Inc. (“CommScope”), Andrew Corporation (“Andrew”) and DJRoss, Inc., the consideration to be paid for each outstanding share of common stock, par value $0.01 per share, of Andrew in the merger has been determined to be $13.50 in cash and 0.031543 of a share of common stock, par value $0.01 per share, of CommScope. The closing of the merger is expected to occur on December 27, 2007.

On December 24, 2007, the Company issued a press release regarding the foregoing.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

Exhibit.	Description.
99.1	CommScope, Inc. Press Release dated December 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 26, 2007

COMMSCOPE, INC.

By:	/s/ Jerald L. Leonhardt
	Name:	Jerald L. Leonhardt
	Title:	Executive Vice President and Chief Financial Officer

INDEX OF EXHIBITS

Exhibit	Description
99.1	CommScope, Inc. Press Release dated December 24, 2007.